Exhibit 99.1 1st Quarter 2025 Investment Thesis May 15, 2025

Slides 5 — 16 Executive Summary

3 These materials contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), Section 27A of the Securities Act of 1933 and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934 and Rule 3b-6 promulgated thereunder, notwithstanding that such statements are not specifically identified as such. In addition, certain statements may be contained in our future filings with the Securities and Exchange Commission ("SEC"), in press releases, and in oral and written statements made by us that are not statements of historical fact and constitute forward-looking statements within the meaning of the Act. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of words such as "anticipate," "believe," "contemplate," "continue," "could," "estimate," "expect," "guidance," "intend," "may," "outlook," "plan," "potential," "predict," "should," "would," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements, including, but not limited to: competition; government legislation, regulations and policies, including trade and tariff policies; the ability of Old National to execute its business plan; unanticipated changes in our liquidity position, including but not limited to changes in our access to sources of liquidity and capital to address our liquidity needs; changes in economic conditions and economic and business uncertainty which could materially impact credit quality trends and the ability to generate loans and gather deposits; inflation and governmental responses to inflation, including increasing interest rates; market, economic, operational, liquidity, credit, and interest rate risks associated with our business; our ability to successfully manage our credit risk and the sufficiency of our allowance for credit losses; the risk that the expected cost savings, revenue synergies, and other financial benefits from the merger (“the Merger”) between Old National and Bremer Financial Corporation (“Bremer”) are not realized or take longer than anticipated to be realized; risks relating to the integration of Bremer’s operations into the operations of Old National, including the risk that such integration will be delayed or will be more costly or difficult than anticipated; potential disruptions, adverse reactions or changes to customer, business or employee relationships, including those resulting from the completion of the Merger; the impact of purchase accounting with respect to the Merger, or any change in the assumptions used regarding the assets acquired and liabilities assumed to determine their fair value and credit marks; risks relating to the potential dilutive effect of shares of Old National’s common stock to be issued in the Merger; the potential impact of future business combinations on our performance and financial condition, including our ability to successfully integrate the businesses, the success of revenue- generating and cost reduction initiatives and the diversion of management’s attention from ongoing business operations and opportunities; failure or circumvention of our internal controls; operational risks or risk management failures by us or critical third parties, including without limitation with respect to data processing, information systems, cybersecurity, technological changes, vendor issues, business interruption, and fraud risks; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations or liabilities; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; the effects of climate change on Old National and its customers, borrowers, or service providers; the impacts of pandemics, epidemics and other infectious disease outbreaks; other matters discussed in these materials; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2024 and other filings with the SEC. These forward- looking statements are made only as of the date of these materials and are not guarantees of future results, performance or outcomes. Such forward-looking statements are based on assumptions and estimates, which although believed to be reasonable, may turn out to be incorrect. Therefore, undue reliance should not be placed upon these estimates and statements. We cannot assure that any of these statements, estimates, or beliefs will be realized and actual results or outcomes may differ from those contemplated in these forward-looking statements. Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of this report. You are advised to consult further disclosures we may make on related subjects in our filings with the SEC. Investors should consider these risks, uncertainties, and other factors in addition to the factors under the heading “Risk Factors” included in Item 1A of Part I of Old National’s 2024 Form 10-K and our other filings with the SEC. Forward-Looking Statements

4 Non-GAAP Financial Measures The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this financial review. The Company presents EPS, the efficiency ratio, return on average common equity, return on average tangible common equity, and net income applicable to common shares, all adjusted for certain notable items. These items include merger-related charges associated with completed and pending acquisitions, debt securities gains/losses, distribution of excess pension assets expense, and FDIC special assessment expense. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these items do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger- related charges from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes. The Company presents adjusted noninterest expense, which excludes merger-related charges, distribution of excess pension assets expense, FDIC special assessment expense, as well as adjusted noninterest income, which excludes debt securities gains/losses. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes. The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity. Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.

5 Corporate Strategy Old National’s primary strategic objective is to be a top quartile performing “basic bank” that is a primary, trusted partner to our clients in the communities we serve, and a highly respected, highly valued employer that continually empowers our team members to grow, develop and succeed. Granular & Diversified Loan Portfolio Execute with Relentless Focus and Win in our Key Markets Strong Credit Culture Quality, Low-Cost Deposit Base Proven Acquirer Diversified Revenue Streams Drive Long- Term Shareholder Value

6 Snapshot of Old National Key Financial Metrics Cost of Total Deposits 191 bps Loan-to-Deposit Ratio2 89% Price / Tangible Book Value $12.54 Efficiency Ratio As Reported/ Adjusted3 53.7% / 51.8% Net Charge-Offs / Average Loans, excluding PCD 0.21% 30+ Days Delinquent 0.22 % Non-Performing Loans / Total Loans 1.29% Tangible Common Equity to Tangible Assets 7.8% ROATCE As Reported / Adjusted3 15.0% / 15.5% CRE Non- Owner Occupied 32% CRE Owner Occupied 12% C&I 29% Residential Real Estate 19% Consumer 8% Summary1 Headquarters Evansville, IN Market Cap $7,205 P/ TBV 180% Dividend Yield 2.5% LTM Average Daily Volume (Actual) 2,508,633 Total Assets $53,878 Wealth Assets Under Management $29,016 • 6th largest commercial bank headquartered in Midwest - top 30 banking company based in the U.S. by assets • 280 branches and 356 ATMs Company Description Time 19% Demand 22% NOW 19% Savings 11% Money Market 29% Loan Mix2 Deposit Mix $ in millions, except as noted; Financial data as of or for the quarter ended 3/31/2025, except as noted 1 Market data as of 5/14/2025 2 Includes loans held for sale 3 Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation P / TBV - price to tangible book value PCD - purchased credit deteriorated ROATCE - return on average tangible common equity LTM - last twelve months

7 Financial data as of or for the quarter ended 3/31/2025, except as noted 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Includes loans held-for-sale ROATCE - Return of average tangible common equity CET1 - common equity tier 1 RWA - risk-weighted assets TBV - tangible book value PCD - purchased credit deteriorated YoY - year-over-year The Best of Offense and Defense OFFENSE Top quartile 1Q2025 financial metrics • 15.5% Adj. ROATCE1 • 51.8% Adj. Efficiency. Ratio1 Ample liquidity and capital • 89% loan-to-deposit ratio2 • 11.62% CET1 capital to RWA • TBV1 up 13% YoY DEFENSE Quality, peer-leading deposit franchise • Growth in core deposits of 2.1% annualized • Low total deposit costs of 191 bps • 74% of core deposits have tenure >5 years • YoY growth in total deposits of 9% Strong credit culture • Well-reserved — 100% weighted Moody’s S-2 scenario • $424 million allowance for credit losses, or 1.16% of total loans, includes ~4% reserve on PCD loans • Additionally, $119 million of discount on acquired loans • Granular and diversified loan portfolio • Low net charge-offs of 21 bps, excluding PCD loans

8 0.25% 1.89% 0.45% 5.69% 3-Year 15-Year 70% 78% 86% 92% 75% Lower Quartile Average Upper Quartile Peer Max ONB 3 and 15-Year Cumulative NCOs / Avg. Loans2Risk-Weighted Assets / Total Assets1 ONB Peer Average Financial data as of or for the quarter ended 3/31/2025, except as noted 1 Peer Group data per S&P Global Market Intelligence as of 12/31/2024 - See Appendix for definition of Peer Group 2 Peer Group data per S&P Capital IQ Pro as of full years 2022-2024 for 3-Year and 2010-2024 for 15-Year 3 Excludes purchased credit deteriorated net charge-offs NCOs - net charge-offs Low-Risk Balance Sheet Relative to Peers 3

9 ONB is Building Capital Faster than Peers1 1.4% 1.3% 1.2% 1.2% 1.2% 1.2% 1.1% 1.1% 1.1% 1.1% 1.1% 1.0% 1.0% 0.9% 0.9% 0.9% 0.7% HWC COLB WBS SNV WTFC ONB CADE FNB PNFP FHN BOKF UMBF WAL ASB CMA ZION VLY 18.7% 16.7% 16.6% 16.2% 16.0% 15.4% 14.7% 14.6% 14.4% 14.0% 13.4% 13.1% 12.8% 12.7% 12.7% 11.8% 8.3% COLB WBS ONB SNV ZION HWC FNB UMBF WTFC CADE WAL CMA FHN PNFP BOKF ASB VLY 11% 15% 15% 18% 22% 25% 26% 29% 31% 32% 33% 33% 34% 35% 38% 46% 52% PNFP WAL UMBF WTFC ONB WBS BOKF SNV FNB HWC ZION CADE FHN ASB VLY COLB CMA 1 Peer Group data per S&P Global Market Intelligence as of 12/31/2024 - See Appendix for definition of Peer Group 2 Core metrics, as defined by S&P Capital IQ Pro ROA - return on assets ROATCE - return on average tangible common equity E - estimated 3 Estimates as of 5/14/2025 4 Defined as 2026E ROATCE x (1- 2026E dividend payout ratio) per FacSet estimates 2026E Payout Ratio3ROATCE2ROA2 Equity Retention Rate3,4 15.4% 14.7% 13.5% 12.4% 11.4% 10.7% 10.1% 9.6% 9.4% 9.2% 9.0% 8.8% 8.8% 8.1% 7.9% 7.1% 5.6% ONB UMBF WAL WBS PNFP SNV WTFC FNB CADE ZION COLB HWC FHN BOKF ASB VLY CMA

10 $7.62 $8.30 $8.37 $9.00 $10.35 $11.43 $11.70 $9.42 $11.00 $11.91 $12.54 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 Strong TBV Per Share Growth History1 TBV Per Share CAGR (%) Old National KRX 2-Year 12.4% 9.1% 3-Year 0.6% 1.4% 5-Year 2.9% 3.7% 7-Year 5.2% 5.1% Source: S&P Capital IQ Pro and Company documents 1 Data as of 12/31/2024; average for KRX companies KRX - “KBW” Nasdaq Regional Bank Index TBV - tangible book value CAGR - compound annual growth rate 2016 - 2021 CAGR of 7% 2022 - 2024 CAGR of 12%

11 ONB has Dramatically Enhanced Franchise Value 2013 2025E $10 $70 $6 $371 $1.05 $2.14 $7.85 $12.72 67% 54% ~2,600 ~4,0281 169 3501 $42.7 $145.7 463k 4M $40,663 $81,992 Assets ($B) AUM ($B) Core EPS 2 TBV Per Share Efficiency Ratio Headcount Branches Deposits / Branch ($M)3 Avg. MSA Pop.4 Median HHI Added Scale1 + $70B in Assets + $54B in Deposits + $37B in AUM Major Markets3 Added talent and management strength Source: S&P Capital IQ Pro 1 Financial data as of or for the quarter ended 3/31/2025 including Bremer Financial Corporation on a pro forma basis 2 ONB historical core EPS per Wall Street Research 3 Data as of 6/30/2024 FDIC Summary of Deposits including Bremer Financial Corporation on a pro forma basis 4 Weighted by deposits in MSA E - estimated per FactSet as of 5/12/2025 unless otherwise noted TBV - tangible book value HHI - household income Chicago ~$16B in Deposits #9 Mkt Share Minneapolis ~$9B in Deposits #3 Mkt Share Indianapolis ~$2B in Deposits #12 Mkt Share Milwaukee ~$1B in Deposits #9 Mkt Share Nashville ~$1B in Deposits #16 Mkt Share Partnership with Bremer bolsters ONB to #3 Mkt Share in Minneapolis

12 Pro Forma Impact Source: S&P Capital IQ, FactSet, ONB filings and management and Bremer filings. Financial data as of the quarter ended 9/30/2024 1 Reflects pro forma balances as of 9/30/2024 for illustrative purposes 2 Pro forma impact is presented for illustrative purposes only. Inclusive of all purchase accounting adjustments, merger costs, CECL provision expense, sale of CRE loans and common equity offering. See disclaimer "Pro Forma Forward-Looking Data". There can be no assurance that we will be able to find a prospective purchaser for the CRE loan sale concurrent with the merger or to sell the loans at a price or other terms acceptable to us. See appendix for Pro Forma EPS reconciliation 3 Reflects bank-level data 4 Branch data as of 6/30/2024 Partnership with Bremer Financial Corporation A Combination Creating the Premier Midwest Regional Bank

13 Bremer Financial Corporation Transaction Highlights Source: S&P Capital IQ, FactSet, ONB filings and management and Bremer filings. Financial data as of the quarter ended 9/30/2024. Branch data as of 6/30/2024. Pro forma impact is presented for illustrative purposes only. See disclaimer "Pro Forma Forward-Looking Data". 1 Includes impact from ~$111M pre-tax fully phased-in cost savings in 2025

14 Average Total Deposits $37.1 $41.1 $40.5 $27.8 $31.6 $31.4 $9.3 $9.5 $9.1 IB NIB 1Q24 4Q24 1Q25 % Peer-Leading Deposit Franchise Key Performance Drivers • Period-end deposits up 2.1% annualized; core deposits up 1.7% annualized • NIB deposits represent 23% of core deposits • Spot rate of 1.90% on total deposits at March 31, 2025 • 34% of total deposits are exception priced at an average rate1 of 3.34% at March 31, 2025 • Cumulative down-beta of 103% for exception priced deposits $ in billions 1 Weighted average rate at end of period IB - interest-bearing NIB - noninterest-bearing YoY - Year-over-year Period-End Total Deposits $37.7 $40.8 $41.0 $19.2 $20.2 $20.3 $13.8 $15.1 $15.2 $3.5 $4.0 $4.0 Retail Commercial Public Brokered 1Q24 4Q24 1Q25 Cost of IB 2.71%2.68% 2.46% Total Cost of Deposits 1.61% 1.85% 2.01% 2.16% 2.25% 2.08% 1.91% 1.91% 1.90% 1.90% 4.17% 4.29% 4.37% 4.27% 3.92% 3.44% 3.34% 3.39% 3.33% 3.34% Cost of Deposits Exception Pricing 3Q 23 4Q 23 1Q 24 2Q 24 3Q 24 4Q 24 1Q 25 Ja n. ‘2 5 Fe b. ‘2 5 M ar . ‘ 25 Quarter Month $1.2 $1.5 $1.5 1 Up 9% YoY

15 Net Interest Income Outlook (includes Bremer)1,2 Maintaining Neutral Rate Risk Position • 57% of loans are variable/floating-rate • ~$5.0 billion fixed-rate loans and securities expected to reprice over NTM • 34% of total deposits are exception priced at an average rate3 of 3.34% at March 31, 2025 • $7.3 billion of time and brokered deposits mature or reprice over NTM • $3.0 billion of balance sheet hedges providing down-rate protection 2025 Assumptions • Fed cuts rates three times in 2025 (Jun., Jul., Oct. - 25bps each) – Neutral balance sheet position provides NII stability if more or less rate cuts occur • 5-year Treasury at ~4.0% • Declining rate total deposit beta gradually increases to ~40% by 2Q25 • NIB mix remains stable at 23% of core deposits • Bremer close of May 1, 2025 with assumptions consistent with initial announcement4 $ in millions 1 Fully Taxable Equivalent Basis 2 Bremer partnership closed on May 1, 2025 3 Weighted average rate at end of period 4 Inclusive of all acquisition accounting adjustments, merger costs, CECL provision expense, sale of CRE loans and common equity offering FTE - Fully taxable equivalent NTM - Next twelve months NII - Net interest income NIB - Noninterest-bearing Quarterly NII Outlook $393 $517 $575 $590 1Q25 (Actual) 2Q25 3Q25 4Q25 ~ ~ ~

Outlook (includes Bremer)[2]

	2Q25 Outlook	Full-Year 2025 Outlook
EOP loans, excl. Bremer *(Including HFS)*	up 2% - 4%, annualized	up 4% - 6%
Net interest income (FTE basis)[1]	~$517 million	~$2,055 - $2,090 million
Noninterest income[1]	~$105 million	~$430 - $450 million
Noninterest expense[1]	~$345 million	~$1,340 - $1,360 million
Net charge-off ratio	~0.23% - 0.27%	~0.20% - 0.30%
Provision for credit losses	~$27 - $32 million	~$115 - $125 million *(excl. Bremer day 1 non-PCD double count)*
Income Tax Rates		
GAAP	~19-20%	~20-21%
Adjusted FTE	~24%	~24%

Uniquely Positioned to Navigate Uncertainty with Higher Capital and Larger Balance Sheet

- *Prolonged uncertainty surrounding global economic and trade activity may impact outlook*
  - *Variability in interest rates may impact NII (including acquisition accounting adjustments)*
  - *Loan growth for full-year 2025 may be more subdued if uncertainty persists*
- *Bremer partnership brings earnings growth - meaningful balance sheet flexibility given capital outperformance and lower expected rate mark*
  - *Ability to scale CRE loan sale to balance sheet needs post close*
- *Maintaining neutral rate risk position provides NII stability to Fed rate actions*

$ in millions [1] *Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation* [2] *Bremer partnership closed on May 1, 2025*
FTE - Fully taxable equivalent HFS - held-for-sale EOP - end of period YTD - year-to-date NII - net interest income

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Financial Details Data as of March 31, 2025

18 Strong First-Quarter 2025 Highlights $ in millions, except per share data 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Includes loans held-for-sale NCOs - net charge-offs PCD - purchased credit deteriorated TCE - tangible common equity NIB - noninterest-bearing TBV - tangible common book value YoY - year-over-year Key Performance Drivers ▪ Granular, peer-leading deposit franchise • Total and core deposits up 2.1% and 1.7% annualized, respectively • NIB deposits represent 23% of core deposits • Low total deposit costs of 191 bps ▪ Total loan2 growth of 1.5% annualized; 2.3% annualized excluding $71 million CRE loan sale ▪ Net interest income and margin performance in- line with expectations ▪ Disciplined expense management reflected in efficiency ratio1 of 53.7%; 51.8% adjusted1 ▪ NCOs of 24 bps; 21 bps excluding PCD loans ▪ TBV1 up 5% vs. 4Q24; up 13% YoY Reported Adjusted1 EPS $0.44 $0.45 Net Income $141 $146 Return on Average Assets 1.08% 1.12% Return on Average TCE1 15.0% 15.5% Efficiency Ratio1 53.7% 51.8% Tangible common book value1 $12.54 Total Deposit Growth (annualized) 2.1% Total Cost of Deposits 191 bps Total Loan2 Growth (annualized) 1.5%

19 1Q25 4Q24 1Q24 % Change End of Period Balances 1Q25 vs. 4Q24 1Q25 vs. 1Q24 Available-for-sale securities, at fair value $7,754 $7,459 $6,792 4% 14% Held-to-maturity securities, at amortized cost $2,943 $2,955 $3,001 —% (2)% Total loans1 $36,454 $36,320 $33,642 —% 8% Total assets $53,878 $53,552 $49,535 1% 9% Total deposits $41,035 $40,824 $37,699 1% 9% Borrowings $5,447 $5,412 $5,331 1% 2% Total liabilities $47,343 $47,212 $43,940 —% 8% Shareholders’ equity $6,535 $6,340 $5,595 3% 17% CET1 capital to RWA2 11.62% 11.38% 10.76% 2% 8% AOCI $(649) $(746) $(780) 13% 17% Tangible common book value3 $12.54 $11.91 $11.10 5% 13% Loans / Deposits 89% 89% 89% —% —% Liquid, Well-Capitalized Balance Sheet $ in millions 1 Includes loans held-for-sale 2 1Q25 figures are preliminary 3 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation CET1 - common equity Tier 1 RWA - risk-weighted assets AOCI - accumulated other comprehensive income

20 $33,642 $36,320 $36,454 1Q24 4Q24 1Q25 5.83% % 6.14% Loan Yields Earning Assets Total loans1 • Up $134 million, 1.5% annualized from 4Q24 – 2.3% annualized excluding $71 million CRE loan sale – $1.5 billion total commercial production ◦ 82% floating; avg yield of 6.7% ◦ 18% fixed; avg yield of 6.7% – $3.4 billion total commercial pipeline Securities • Duration3 of 3.9, decreased from 4.1 for 4Q24 • 1Q25 new money yield of 5.42% • Estimated NTM cash flows4 of ~$1.7 billion • High-quality portfolio – 79% U.S. treasuries and agency-backed – 14% highly-rated municipals securities – 7% corporate and other – All CMBSs are agency-backed Total Loans1 Up 8% YoY $ in millions 1 End of period balances; includes loans held-for-sale 2 End of period balances; includes available-for-sale securities, held-to-maturity securities, equity securities, and FHLB/FRB stock 3 Available-for-sale effective duration including securities hedges 4 Cash flows include principal & interest NTM - Next 12 months CMBS - commercial mortgage-backed security CRE - commercial real estate YoY - Year-over-year 6.07% $10,244 $10,884 $11,167 1Q24 4Q24 1Q25 3.58% % 3.50% Securities Yields 3.47% Total Securities2

First-Quarter 2025 Results

	1Q25	4Q24	1Q24	% Change 1Q25 vs. 4Q24	% Change 1Q25 vs. 1Q24
Net Interest Income (FTE)[1,2]	**$393**	$400	$363	(2%)	8%
Provision for credit losses	**$31**	$27	$19	15%	63%
Adjusted noninterest income[1]	**94**	96	78	(2%)	21%
Net securities losses	**—**	—	(1)	N/M	N/M
Adjusted noninterest expense[1]	**263**	269	243	(2%)	8%
Merger-related and other charges[3]	**6**	8	19	(25%)	(68%)
Income taxes (FTE)[1,2]	**42**	38	39	11%	8%
Net income	**$145**	$154	$120	(6%)	21%
Preferred Dividends	**4**	4	4	—%	—%
Net income applicable to common shares	**$141**	$150	$116	(6%)	22%
Net income applicable to common shares, adjusted[2]	**$145**	$156	$131	(7%)	11%
NIM (FTE)[1,2]	**3.27%**	3.30%	3.28%	(3) bps	(1) bps
Earnings per diluted share	**$0.44**	$0.47	$0.40	(6%)	10%
Adjusted earnings per diluted share[1]	**$0.45**	$0.49	$0.45	(8%)	—%
Return on average assets	**1.08%**	1.14%	0.98%	(6) bps	10 bps
Adjusted return on average assets[1]	**1.12%**	1.19%	1.10%	(7) bps	2 bps
Return on average tangible common equity[1]	**15.0%**	16.4%	14.9%	(140) bps	10 bps
Adjusted return on average tangible common equity[1]	**15.5%**	17.0%	16.7%	(150) bps	(120) bps

$ in millions, except per-share data [1] Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [2] Fully Taxable Equivalent Basis [3] Includes merger-related expenses and separation expense N/M - not meaningful NIM - Net interest margin FTE - Fully taxable equivalent

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Net Interest Income & Net Interest Margin[1]

Net Interest Income[1]



$363
3.28%
$400
3.30%
$393
3.27%
1Q24
4Q24
1Q25
%
NIM[1]

Impacts on Net Interest Margin[1]



3.30%
(0.19)%
(0.05)%
(0.04)%
0.25%
3.27%
4Q24
Rate / volume mix
Accretion
Days
IB Deposit Costs
1Q25

Key Performance Drivers

- Net interest income[1] decrease reflective of lower accretion, fewer days and earning asset mix, partly offset by lower funding costs
- NIM[1] decreased modestly 3 bps vs. 4Q24
- Strong low-cost deposit franchise; up 2.1% annualized and total deposit costs of 191 bps, down 17 bps
  - Loan to deposit ratio of 89%

$ in millions [1] Fully Taxable Equivalent Basis; Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation NIM - Net interest margin IB - interest-bearing

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23 Noninterest Income $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Residential mortgage production includes quick home refinance product Key Performance Drivers • Lower other income and seasonally lower bank fees • 1Q25 other income impacted by $4.8 million of gains on the sale of $71 million of commercial real estate loans and 4Q24 impacted by $8 million of equity investments recoveries • 1Q25 mortgage activity – Production2 was $325 million compared to $415 million for 4Q24 ◦ 86% purchase / 14% refi ◦ 64% sold in secondary market – Quarter-end pipeline was $206 million compared to $107 million for 4Q24 1Q25 4Q24 1Q24 Bank Fees $31 $32 $28 Wealth Fees 30 30 28 Mortgage Fees 7 7 5 Capital Markets 5 5 3 Other 21 22 14 Adjusted Noninterest Income1 $94 $96 $78

24 Noninterest Expense $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation Key Performance Drivers • Other expense impacted by lower FDIC assessment expense and tax credit amortization • Adjusted efficiency ratio1 of 51.8% 1Q25 4Q24 1Q24 Salaries & Employee Benefits $143 $143 $135 Occupancy & Equipment 38 39 36 Technology & Communication 26 25 24 Other 56 62 48 Adjusted Noninterest Expense1 $263 $269 $243

25 Allowance for Credit Losses $414 $8 $2 $424 Allowance 12/31/2024 Economic Forecast & Other Assumptions Loan Growth & Unfunded Commitments Allowance 3/31/2025 1.14% Credit Quality Asset Quality 0.16% 0.27% 0.22% 0.98% 1.23% 1.29% 30+ Day Delinquency Non-Performing Loans 1Q24 4Q24 1Q25 $ in millions 1 Includes reserve for unfunded commitments 2 Excludes loans held-for-sale ACL - Allowance for credit losses PCD - purchased credit deteriorated NPL - Nonperforming loans NCO - Net charge-offs Key Credit Quality Metrics • NCOs of 21 bps excluding 3 bps impact of PCD loans • 30+ day delinquency down and NPLs up modestly to prior quarter Key ACL Model Assumptions • 100% weighting to Moody’s S-2 scenario • Qualitative reserves represent ~25% of total ACL Purchase Accounting Impact • $119 million of discount remaining on acquired loans • 4% of allowance on the remaining $0.9 billion of PCD loans ACL / Total Loans2% 1.16% 1 Net Charge-Offs 0.14% 0.21% 0.24% 0.07% 0.17% 0.21% ONB ONB, excluding PCD 1Q24 4Q24 1Q25

26 Peer Credit Data 30+ Day Delinquency ONB Peer Average FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 1Q25 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% Net Charge-Offs ONB Peer Average FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 1Q25 (0.10)% 0.00% 0.10% 0.20% 0.30% 0.40% Non-Performing Loans ONB Peer Average FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 1Q25 0.00% 0.50% 1.00% 1.50% Net Charge-Offs / Non- Performing Loans ONB Peer Average FY17 FY18 FY19 FY20 FY21 FY22 FY23 FY24 1Q25 (10)% 0% 10% 20% 30% 40% 50% 60% 1 Peer Group data per S&P Global Market Intelligence as of 12/31/2024 - See Appendix for definition of Peer Group 2 Excludes purchased credit deteriorated net charge-offs FY - full-year 1 1 1 1 2 2

27 Conservative Lending Limit/Risk Grades $ in millions 1 Data as of 3/31/2025 Borrower Asset Quality Rating In-House Direct Lending Limit (Risk Grades) 0 - Investment Grade $100.0 1 - Minimal Grade $100.0 2 - Modest Grade $87.5 3 - Average Risk $75.0 4 - Monitor $60.0 5 - Weak Monitor $45.0 6 - Watch $25.0 Borrower Asset Quality Rating (Risk Grades) 7 - Criticized (Special Mention) 8 - Problem 9 - Nonaccrual In-house lending limits conservative relative to ONB’s legal lending limit1 of $782 million per borrower

28 CRE Non- Owner Occupied 32% CRE Owner Occupied 12% C&I 29% Residential Real Estate 19% Consumer 8% Multifamily 15% Retail 3% Other 5% Warehouse Industrial 5% Office 4% Warehouse Industrial 3% Office 2% Senior Housing 2% Retail 2% Other 2% Total Loans By State IL $8.6 24% IN 5.3 14% MN 3.8 10% WI 3.7 10% MI 2.9 8% TN 2.1 6% KY 1.6 4% FL 0.9 3% TX 0.8 2% OH 0.7 2% CA 0.6 2% MO 0.6 2% CO 0.6 2% Other 4.2 11% Total $36.4 100% Diversified Loan Portfolio Total Loans $36.4 billion CRE Non-Owner Occupied $11.8 billion CRE Owner Occupied $4.3 billion $ in billions Financial data as of or for the quarter ended 3/31/2025, except as noted Excludes loans held-for-sale Summations may not equal due to rounding

CRE Non-Owner Occupied Maturities

CRE NOO
Maturing <18 Mos.
Current Int. Rate



$4.2
billion
<4%
>4%

CRE NOO
Maturing <18 Mos.
Int. Rate <4%
~1% of Total Loans



Office
Other
$0.5
billion
Multifamily

Maturing CRE NOO Loans

- Manageable volume of loans subject to refinance risk
  - Predominantly multifamily; continues to experience stronger demand and rents
  - ~1% of total loans that are CRE non-owner occupied mature within 18 months at <4% rate
  - Loans underwritten at +300 bps over current market rates

Financial data as of or for the quarter ended 3/31/2025, except as noted Based on review of top 80% of CRE non-owner occupied office portfolio NOO - Non-owner occupied

OLD NATIONAL BANCORP | 29

30 CRE Non Owner Occupied - Office Our Lending Looks More Like This ...Less Like This • Total office portfolio of $1.5 billion; average loans size is $3.1 million – Largest exposure of ~$50 million • 95% located in bank’s footprint, diversified by submarket • 41% of portfolio is medical office (“MOB”) and/or occupied by investment grade tenants • CBD office exposure is moderate (15% of NOO Office) and primarily within footprint, across 13 cities • Weighted averages – LTV of ~62% – DSC of ~1.50x Financial data as of or for the quarter ended 3/31/2025, except as noted CBD - Central business district NOO - Non-owner occupied LTV - loan-to-value DSC - debt service coverage ratio

31 CRE Non Owner Occupied - Multifamily Our Lending Looks More Like This ...Less Like This • Total multifamily portfolio of $5.5 billion; average loans size is $5.0 million – Largest exposure of ~$60 million • 85% located in bank’s footprint • Continued strong demand and rental rates in core markets (IL, MN, WI) • Multifamily remains dominant and stable CRE asset class with no material exposure to rent controlled properties • Weighted averages – LTV of ~59% – DSC of ~1.25x Financial data as of or for the quarter ended 3/31/2025, except as noted LTV - loan-to-value DSC - debt service coverage ratio

32 Key Performance Drivers • Strong retained earnings drive capital • HTM securities pre-tax unrealized losses of $457 million (~$343 million net of tax) • No shares of common stock repurchased during 1Q25 • Strong capital position validated by internal stress testing • Expect AOCI to recover3 ~10% by year-end 2025 • TBV1 up 13% YoY Strong Capital Position 1 1Q25 figures are preliminary 2 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 3 Based on implied forward curve at 3/31/2025 CET1 - common equity Tier 1 RWA - risk-weighted assets TCE - tangible common equity HTM - held-to-maturity AOCI - accumulated other comprehensive income TBV - tangible common book value YoY - Year-over-year 1Q25 4Q24 1Q24 CET1 capital to RWA 11.62% 11.38% 10.76% Tier 1 capital to RWA 12.23% 11.98% 11.40% Total capital to RWA 13.68% 13.37% 12.74% TCE to tangible assets2 7.76% 7.41% 6.86% Tangible common book value2 $12.54 $11.91 $11.10 1

Appendix Appendix

34 Core Deposit Tenure 26% 26%21% 27% <5 years 5-15 years 15-25 years >25 years 74% >5 years Brokered Deposits/ Total Deposits Peers - 4Q24 Peer Avg - 4Q24 ONB - 1Q25 ONB - 4Q24 Deposit Highlights • Insured deposits2 >70% of total deposits • Granular low-cost deposit franchise – Top 20 deposit clients represents ~8% of total deposits; weighted average tenure > 24 years; ~65% collateralized or insured – 80% of accounts have balances <$25k; average balance of ~$4,600 – Exception and special pricing ◦ ~34% of total deposits ◦ Weighted average rate of 3.34% Average Core Account Balance ONB Peer Average $0-$250k >$250k $17k $1.0mm $25k $1.5mm 1 Granular, Long-Tenured Deposit Base $ in billions, unless otherwise stated Financial data as of or for the quarter ended 3/31/2025, except as noted 1 Peer Group data per S&P Global Market Intelligence as of 12/31/2024 - See Appendix for definition of Peer Group 2 Includes the estimate of Old National Bank federally uninsured deposits for regulatory purposes, as adjusted for affiliate deposits and collateralized or otherwise insured deposits k - thousand mm - millions 11 3.8% 9.6% 3.7%

35 Accretion on acquired loans and borrowings • $12 million recognized in 1Q25 • $30 million contractual for 2025 Discount on acquired loan portfolio • $119 million remaining as of 3/31/2025 – $60 million related to CapStar – $46 million related to First Midwest Contractual Accretion $30 $32 $21 2025 2026 2027 Projected Remaining Loan Discount $94 $66 $46 12/31/25 12/31/26 12/31/27 $ in millions 1 Projections are updated quarterly, assume no prepayments, and are subject to change 2 Accretion on acquired loans and borrowings 1,2 1 Projected Acquisition Accounting Impact (excludes acquisition of Bremer Financial Corporation)

36 Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares • Stock ownership guidelines have been established for executive officers as follows: Commitment to Strong Corporate Governance • As indicated in Old National’s Proxy Statement filed on April 5, 2025, each named executive officer has met their stock ownership requirement

37 Commitment to Excellence Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective holders

38 Old National’s 2024 Community Action Report (“CAR”) Report showcases our commitment to: • Strong risk management and corporate governance principles • Putting our clients at the center of all we do • Investing in our team members • Strengthening our communities • Sustainability To view ONB’s CAR Report and Sustainability Accounting Standards Board (“SASB”) Index, go to oldnational.com Commitment to the Communities We Serve

39 CAR At A Glance - 2024

40 • Tied to long-term shareholder value 2024 Executive Compensation TSR - total shareholder return ROATCE - return on average tangible common equity NEO - Named executive officers KRX - “KBW” Nasdaq Regional Bank Index Short-Term Incentive Compensation Performance Measure Weight Adjusted EPS 100% Pre-determined formulaic modifiers for relative deposit cost and deposit growth versus banks in the KRX Index Long-Term Equity Compensation Performance Measure Weight Performance-based (50% TSR & 50% ROATCE) CEO 60% All other NEO’s 50% Service-based CEO 40% All other NEO’s 50%

Board of Directors and Corporate Governance

Tenure

- 0-5 years
- 6-10 years
- > 10 years


6%
31%
63%

94%	Independent	**44%**	Female and minority directors
75%	Other public company experience	**Lead Independent Director**	Daniel Hermann was appointed as Lead Independent Director in January 2025
Annual Election	Elected each year for one-year term	**Stock Ownership**	Robust ownership guidelines
Director Education	Comprehensive director education throughout the year	**Self-Assessment**	Annual board and committee assessments

Diversity in backgrounds, education, professional experiences, gender, minority status and perspectives

Barbara A. Boigegrain
Former CEO of Wespath Benefits and Investments
Formerly, Towers Perrin merged to form Willis Towers Watson NASDAQ)

Thomas L. Brown
Former Senior Vice President/CFO of RLI Corp. (NYSE) and Partner of PricewaterhouseCoopers LLP

Kathryn J. Hayley
Former Executive Vice President of United Healthcare (NYSE) CEO of Aon Consulting Worldwide and Aon Hewitt Consulting Americas, and Partner of Deloitte Consulting LLP

Peter J. Henseler
Chairman of TOMY International
Formerly with RC2 Corporation (NASDAQ), McDonald's Corporation and Hasbro, Inc.

Daniel S. Hermann
Lead Independent Director
Founding Partner of Lechwe Holdings, LLC
Founder and former CEO of AmeriQual Group, LLC

Ryan C. Kitchell
Chairman of the Indiana Governor's Workforce Cabinet
Formerly, CAO & CFO of Indiana University Health

Austin M. Ramirez
CEO of HUSCO International
Formerly, McKinsey & Company

Daniel C. Reardon
Co-CEO and Trustee of Otto Bremer Trust

Ellen A. Rudnick
Senior Advisor for New Venture Programming, University of Chicago Booth School of Business
Formerly, Vice President of Baxter International, Inc. (NYSE)

James C. Ryan, III
Chairman and CEO of Old National Bancorp

Thomas E. Salmon
Formerly, Chairman and CEO of Berry Global Group, Inc. (NYSE)

Rebecca S. Skillman
Former Chairperson of Radius Indiana
Former Lieutenant Governor of the State of Indiana

Michael J. Small
Chairman of Kognitive Networks, Inc.
Former President and CEO, Gogo, Inc. (NASDAQ)

Derrick J. Stewart
Executive Vice President and COO of the YMCA Retirement Fund
Formerly, President and CEO of YMCA of Greater Indianapolis

Stephen C. Van Arsdell
Former Senior Partner, Chairman & CEO of Deloitte & Touche LLP

Katherine E. White
Brigadier General, U.S. Army National Guard Professor of Law, Wayne State University Law School

OLD NATIONAL BANCORP | 41

42 Pro Forma Earnings Per Share Reconciliation Source: S&P Capital IQ, FactSet, ONB filings and management and Bremer filings Financial Data as of the quarter ended 9/30/2024 Pro forma impact is presented for illustrative purposes only 1 Based on 2026E median consensus estimates 2 There can be no assurance that we will be able to find a prospective for the CRE loan sale concurrent with merger or to sell the loans at a price or other terms acceptable to us

43 1Q25 4Q24 1Q24 Net interest income $387.6 $394.1 $356.4 FTE Adjustment 5.4 5.8 6.3 Net interest income (FTE) $393.0 $399.9 $362.7 Add: Fee income 93.8 95.8 77.5 Total revenue (FTE) $486.8 $495.7 $440.2 Less: Provision for credit losses (31.4) (27.0) (18.9) Less: Noninterest expense (268.5) (276.8) (262.3) Income before income taxes (FTE) $186.9 $191.9 $159.0 Less: Income taxes (FTE) 42.2 38.0 38.7 Net income $144.7 $153.9 $120.3 Less: Preferred dividends (4.0) (4.0) (4.0) Net income applicable to common shares $140.6 $149.9 $116.3 Earnings Per Share $0.44 $0.47 $0.40 Adjustments: Merger-related charges $5.9 $8.1 $2.9 Distribution of excess pension assets 0.0 0.0 13.3 FDIC Special Assessment 0.0 0.0 3.0 Debt securities losses 0.1 0.1 0.0 Total adjustments 6.0 8.2 19.2 Less: Tax effect on net total adjustments1 (1.1) (2.1) (4.7) Total adjustments, net of tax $4.9 $6.1 $14.5 Net income applicable to common shares, adjusted 145.6 156.0 130.8 Adjusted Earnings Per Diluted Share $0.45 $0.49 $0.45 Non-GAAP Reconciliation $ in millions, except per share data Summations may not equal due to rounding 1 Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state) FTE - fully taxable equivalent

44 1Q25 4Q24 1Q24 Noninterest income $93.8 $95.8 $77.5 Less: Debt securities losses 0.1 0.1 0.0 Adjusted noninterest income $93.9 $95.9 $77.5 Noninterest expense $268.5 $276.8 $262.3 Less: Merger-related charges (5.9) (8.1) (2.9) Less: FDIC Special Assessment 0.0 0.0 (3.0) Adjusted noninterest expense $262.7 $268.6 $243.2 Non-GAAP Reconciliation $ in millions Summations may not equal due to rounding

Non-GAAP Reconciliation

	1Q25	4Q24	1Q24
Noninterest Expense	$268.5	$276.8	$262.3
Less: Intangible amortization	(6.8)	(7.2)	(5.5)
Noninterest expense, excluding intangible amortization	261.7	269.6	256.8
Adjustments:			
Less: Merger-related charges	(5.9)	(8.1)	(2.9)
Less: FDIC Special Assessment	0.0	0.0	(3.0)
Less: Contract termination charges	0.0	0.0	0.0
Less: Amortization of tax credits investments	(3.4)	(4.5)	(2.7)
Adjusted noninterest expense for eff. ratio	**$252.4**	**$257.0**	**$234.9**
Net interest income	$387.6	$394.1	$356.4
Add: FTE adjustment	5.4	5.8	6.3
Net interest income (FTE)	$393.0	$399.9	$362.7
Noninterest income	93.8	95.8	77.5
Total revenue (FTE)	$486.8	$495.7	$440.2
Less: Debt securities losses	0.1	0.1	0.0
Total revenue, excluding debt securities losses	486.9	495.8	440.2
Adjusted total revenue for eff. ratio	**$486.9**	**$495.8**	**$440.2**
Efficiency Ratio	**53.7%**	**54.4%**	**58.3%**
Adjusted Efficiency Ratio	**51.8%**	**51.8%**	**53.4%**
Net interest income	$387.6	$394.1	$356.4
FTE adjustment	5.4	5.8	6.3
Net interest income (FTE)	$393.0	$399.9	$362.7
Average earnings assets	$48,077.3	$48,411.8	$44,175.1
Net interest margin	3.23%	3.26%	3.23%
Net interest margin (FTE)	**3.27%**	**3.30%**	**3.28%**

$ in millions

Summations may not equal due to rounding FTE - fully taxable equivalent

OLD NATIONAL BANCORP | 45

46 1Q25 4Q24 1Q24 Net income applicable to common shares $140.6 $149.9 $116.3 Add: Intangibles amortization, net of tax 5.1 5.4 4.1 Tangible net income applicable to common shares $145.8 $155.3 $120.4 Total adjustments, net of tax $4.9 $6.1 $14.5 Adjusted net income applicable to common shares, excluding intangibles amortization $150.7 $161.4 $134.9 Average GAAP shareholders’ common equity $6,172.8 $6,095.2 $5,321.8 Less: Average goodwill and other intangible assets (2,292.5) (2,301.2) (2,098.3) Average tangible shareholders’ common equity $3,880.2 $3,794.0 $3,223.5 Return on average tangible shareholders’ common equity 15.0% 16.4% 14.9% Adjusted return on average tangible common equity 15.5% 17.0% 16.7% Net income $144.7 $153.8 $120.3 Total adjustments, net of tax 4.9 6.1 14.5 Adjusted Net Income $149.6 $159.9 $134.8 Average Assets $53,445.6 $53,802.3 $49,185.9 Return on average assets 1.08% 1.14% 0.98% Adjusted return on average assets 1.12% 1.19% 1.10% Non-GAAP Reconciliation $ in millions Summations may not equal due to rounding

47 1Q25 4Q24 1Q24 Shareholders' equity $6,534.7 $6,340.3 $5,595.4 Less: Preferred equity (243.7) (243.7) (243.7) Shareholders' common equity 6,291.0 6,096.6 5,351.7 Less: Goodwill and other intangible assets (2,289.3) (2,296.1) (2,095.5) Tangible shareholders' common equity $4,001.7 $3,800.5 $3,256.2 Common shares outstanding 319.2 319.0 293.3 Tangible common book value $12.54 $11.91 $11.10 Total assets $53,877.9 $53,552.3 $49,534.9 Less: Goodwill and other intangible assets (2,289.3) (2,296.1) (2,095.5) Tangible assets $51,588.6 $51,256.2 $47,439.4 Tangible shareholders’ common equity to tangible assets 7.76% 7.41% 6.86% Non-GAAP Reconciliation $ in millions Summations may not equal due to rounding

48 2025 Peer Group Associated Banc-Corp ASB BOK Financial Corporation BOKF Cadence Bancorporation CADE Columbia Banking System, Inc. COLB Comerica Incorporated CMA F.N.B. Corporation FNB First Horizon Corporation FHN Hancock Whitney Corporation HWC Pinnacle Financial Partners, Inc. PNFP Synovus Financial SNV UMB Financial Corporation UMBF Valley National Bancorp VLY Webster Financial Corporation WBS Western Alliance Bancorporation WAL Wintrust Financial Corporation WTFC Zions Bancorporation ZION Like-size, publicly-traded financial services companies, serving comparable demographics with comparable services as Old National Bancorp

49 Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Durchholz, CPA SVP - Director of Investor Relations 812-464-1366 lynell.durchholz@oldnational.com Old National Investor Relations Contact